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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Robert N. Stephens, certify that, to the best of my knowledge based upon a review of the Quarterly Report on Form 10-Q of Adaptec, Inc. for the period ended September 30, 2002 (the "Form 10-Q"), the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Adaptec, Inc. for the quarterly periods covered by the Form 10-Q.

Date: November 12, 2002	By: /s/ ROBERT N. STEPHENS Robert N. Stephens President and Chief Executive Officer, Adaptec, Inc.

        I, David A. Young, certify that, to the best of my knowledge based upon a review of the Form 10-Q, the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Adaptec, Inc. for the quarterly periods covered by the Form 10-Q.

Date: November 12, 2002	By: /s/ DAVID A. YOUNG David A. Young Vice President and Chief Financial Officer, Adaptec, Inc.

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  Exhibit 99.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002